Exhibit 10.96

December 31, 2004

Thomas D. Zindrick

Vice President, Law

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Re:                             Amendment Number 2 to Amgen/InterMune License and Commercialization Agreement for Infergen

Dear Mr. Zindrick:

As you know, Amgen Inc. (“Amgen”) and InterMune, Inc. (“InterMune”) are parties to that certain License and Commercialization Agreement effective June 15, 2001, as first amended April 25, 2002 (the “Agreement”).  The Parties have now agreed to amend the Agreement to provide for the transfer of certain Amgen technology for manufacturing Infergen to InterMune and/or InterMune’s contract manufacturer[ * ] in accordance with the terms set forth in this letter amendment (the “Amendment”).

Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the Agreement pursuant to this Amendment as follows:

1.                                       This Amendment is effective as of the Amendment Effective Date.  Capitalized terms used herein and not otherwise defined will have the same meaning as ascribed thereto in the Agreement.

2.                                       The following capitalized terms will have the meanings set forth below:

(a)                                  “Allowed Activities” means use on and after the Amendment Effective Date by InterMune, its Affiliates, its assignees and/or its Authorized Sublicensees, in accordance with this Amendment, of the Manufacturing Process and any improvements thereto developed by InterMune or [ * ] on InterMune’s behalf, to develop, manufacture or have manufactured a Licensed Product for development, use or sale in the Territory.

(b)                                 “Amendment Effective Date” means the date first set forth above.

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)                                  “Amgen Manufacturing Improvements” means any improvements to the Manufacturing Process conceived, created or discovered solely by Amgen, its Affiliates or its licensees (other than InterMune) after the Amendment Effective Date but prior to the expiration of the Term or the earlier termination of the Agreement.

(d)                                 “Amgen Manufacturing Patents” means all Patents [ * ].  Amgen Manufacturing Patents will be [ * ] of [ * ] for all purposes under the Agreement.

(e)                                  “Amgen Manufacturing Technology” means: (i) the Manufacturing Process; (ii) all data, documentation, know-how and trade secrets owned or Controlled by Amgen relating to the Manufacturing Process to the extent actually provided by Amgen to InterMune under Section 6 of this Amendment; (iii) the Amgen Manufacturing Patents; and (iv) the Amgen Materials.  Amgen Manufacturing Technology excludes any InterMune Manufacturing Improvements.

(f)                                    “Amgen Materials” means the materials set forth in Exhibit 2 hereto and any other material provided to InterMune and/or [ * ] by Amgen pursuant to Section 6.

(g)                                 “Authorized Sublicensee” means a sublicensee of InterMune’s rights pursuant to Section 3 of this Amendment, the sublicense to whom is permitted pursuant to Section 3(a) or 3(d) of this Amendment.

(h)                                 “[ * ] Affiliate” will mean an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with   [ * ].  For the purposes of this definition, control will mean the direct, indirect or indirect ownership of greater than fifty percent (50%) or, if less than fifty percent (50%), the maximum percentage as allowed by applicable law of (i) the stock shares entitled to vote for the election of directors or (ii) ownership interest.

(i)                                     “CDA” means the confidentiality and materials transfer agreement substantially in the form attached hereto as Exhibit 7 hereto to be executed by and among InterMune, Amgen and [ * ] to enable the technology transfer activities described in Section 6 hereof to commence.

(j)                                     “Contract Manufacturer” means a manufacturer of [ * ] Licensed Product [ * ] and/or [ * ] Licensed Product, which manufacturer is [ * ] responsible for such manufacture, although it may [ * ] to perform [ * ] of the [ * ] Licensed Products.

(k)                                  “GMP” means current Good Manufacturing Practices as defined in the United States Code of Federal Regulations (21 CFR 210 and 211 et seq.).

(l)                                     “Infergen BLA” means the BLA for Infergen and any and all updates and supplements thereto.

(m)                               “InterMune Manufacturing Improvements” means any improvements to the Manufacturing Process conceived, created or discovered solely by InterMune, its

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Affiliates or its sublicensees (other than Amgen) after the Amendment Effective Date but prior to the expiration of the Term or the earlier termination of the Agreement.

(n)                                 “Manufacturing Process” means the manufacturing process for Infergen described in the Infergen BLA (i) as it exists as of the Amendment Effective Date, e.g., in the CMC section of the BLA and updates to the BLA existing as of the Amendment Effective Date (such as annual reportable information, GMP requirements, etc.), and (ii) as such Infergen BLA may be modified by Amgen at any time after the Amendment Effective Date until the successful completion of the transfer of the Manufacturing Process to [ * ] (or another Contract Manufacturer, as the case may be) as contemplated in this Amendment.

(o)                                 “Manufacturing Sublicense” means a sublicense agreement between InterMune and [ * ], or other Contract Manufacturer, pursuant to which InterMune grants      [ * ] or such other Contract Manufacturer a sublicense under the license set forth in Section 3 below to contract manufacture Licensed Products.

(p)                                 “Process-Related Technical Issues” means manufacturing process issues and analytical testing issues relating solely to the Manufacturing Process identified through GMP compliance investigations as required by a Regulatory Authority as “Process Related” and does not include issues identified as “Equipment Related” or “Human Error Related.”

3.                                      (a)                                  Pursuant to and subject to that certain Amendment to License and Supply Agreement by and between Amgen and [ * ] dated [ * ] and the License and Supply Agreement by and between Amgen and [ * ] dated [ * ] as amended [ * ] Amgen hereby grants to InterMune during the Term of the Agreement a non-exclusive license under the Amgen Manufacturing Technology solely for the purposes of InterMune granting a sublicense to [ * ], to solely develop and contract manufacture (and perform all associated activities relating thereto) Licensed Products, including without limitation Infergen and PEG-Infergen Product in [ * ] solely for/to InterMune and its Affiliates and Sublicensees for [ * ] InterMune and its Affiliates and Sublicensees in the Territory (which sublicense will include the right for [ * ] to use [ * ] Affiliates and subcontractors to perform elements of the [ * ] Licensed Products).  Upon the prior written consent of [ * ] Amgen, which consent from Amgen [ * ] will not be unreasonably withheld or delayed, InterMune may grant a sublicense under the foregoing license to another Contract Manufacturer [ * ] the identical rights permitted to be granted to [ * ] pursuant to this Section 3(a)).

(b)                                Amgen hereby grants to InterMune a non-exclusive license under the Amgen Manufacturing Technology solely to manufacture and have manufactured Licensed Products in the Territory, provided, however, that InterMune will not manufacture any Licensed Products or grant any rights to any Third Party to manufacture Licensed Products for InterMune until and unless Amgen has first granted its consent thereto pursuant to Section 3(d) below.

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)                                 Amgen hereby grants to InterMune a non-exclusive sublicense under the Existing License Patents solely to import, manufacture and have manufactured Infergen in the Territory, provided, however, that InterMune will not manufacture any Infergen or grant any rights to any Third Party to manufacture Infergen for InterMune until and unless Amgen has first granted its consent thereto pursuant to Section 3(d) below.

(d)                                Prior to manufacturing or engaging any Contract Manufacturer (other than [ * ]) to manufacture any Licensed Product, InterMune shall provide to Amgen a written request for such manufacturing along with a reasonably detailed description of the manufacturing activities, the Contract Manufacturer (if applicable), and upon Amgen’s reasonable request, any other information that would be helpful to Amgen in evaluating the then current capabilities of InterMune or such Contract Manufacturer and the extent to which such Contract Manufacturer (if applicable) is competitive to Amgen.  Within [ * ] days of receiving InterMune’s request and such supplemental information as Amgen requests pursuant to this Section 3(d), Amgen will review such request and provide to InterMune its decision about whether to consent to the proposed manufacturing activities, which consent will not be unreasonably withheld.  Once Amgen has approved a sublicense to a particular Contract Manufacturer, Amgen’s further consent will not be required for such Contract Manufacturer to use its affiliates and subcontractors to perform elements of the manufacturing, filling and finishing of Licensed Products.

The licenses set forth in this Section 3 are granted [ * ] or [ * ] other than as set forth in      [ * ] of the Agreement.  Notwithstanding any sublicensing of InterMune’s rights and obligations hereunder to [ * ] or other Authorized Sublicensees, InterMune will remain responsible for the full and complete performance of all of InterMune’s obligations and duties hereunder and under the Agreement.  Nothing herein is intended to alter the exclusive rights granted to InterMune by Amgen in Article 2 of the Agreement.  InterMune’s licenses set forth this Section 3 will, upon expiration of the Agreement as set forth in Section 13.1 thereof, automatically convert to being irrevocable and fully-paid.

4.                                       Amgen hereby covenants that during the period of InterMune’s licenses set forth in Section 3 hereof, neither Amgen, nor any Amgen Affiliate or assignee (the “Amgen Covenantors”) will sue InterMune, its Affiliates, its assignees and/or Authorized Sublicensees for infringement of any Patent or know-how owned or Controlled by any Amgen Covenantor (but excluding the Amgen Manufacturing Technology), or under which any Amgen Covenantor has the right to sue infringers, solely to the extent InterMune, its Affiliates, its assignees and/or its Authorized Sublicensees are performing Allowed Activities.  The covenant in this Section 4 is expressly subject to InterMune’s and its Affiliates’, assignees’ and/or sublicensees’ continuous compliance with all of the terms and conditions of this Amendment and the Agreement.

For the avoidance of doubt, nothing set forth in the Agreement or this Amendment will preclude Amgen from using the Amgen Manufacturing Technology or granting a license to the Amgen Manufacturing Technology to a Third Party, in each case for: [ * ].

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.                                       Amgen will provide InterMune and [ * ] with access to the [ * ] Infergen BLA.  InterMune will be the license holder for the Infergen BLA and any supplements thereto.  As between Amgen and InterMune, [ * ] for interacting with Regulatory Authorities and for obtaining all necessary Regulatory Approvals for the manufacturing of Infergen by     [ * ] for use or sale in the Territory.

6.                                       Amgen will provide support (not to exceed [ * ] hours for technical support and [ * ] hours of regulatory support, except as set forth herein below) to InterMune as requested by InterMune, as solely limited to the following:

(a)                                  assisting InterMune in developing a plan to transfer the Manufacturing Process (a preliminary form of transfer plan is attached as Exhibit 4 hereto);

(b)                                 assisting InterMune in the transfer of the Manufacturing Process to [ * ]; and

(c)                                  providing relevant manufacturing know-how and documentation set forth on Exhibit 5 hereto (which Amgen will complete within [ * ] days from the Amendment Effective Date, except for relevant manufacturing know-how and documentation set forth on Exhibit 5 hereto that relates to tasks and processes currently performed at [ * ] which Amgen will complete within [ * ] days after the Amendment Effective Date; provided, however, that in the event that InterMune provides written notice to Amgen of specific know-how and documentation that relates to tasks and processes currently performed at [ * ] and the reason that the same is needed prior to the end of such [ * ] day [ * ] period then Amgen shall use reasonable efforts to endeavor to provide the requested know-how and documentation sooner) and such other know-how and documentation necessary to manufacture Infergen as InterMune reasonably requests, provided that such know-how and documentation exists and Amgen would not have to [ * ] and that Amgen’s obligation to deliver such know-how and documentation will be limited to Amgen’s obligations to provide support under this Section 6, and further provided that InterMune hereby acknowledges that [ * ] may not have been [ * ] Amgen and therefore may [ * ] to be [ * ] hereunder.

InterMune acknowledges that Amgen has already expended, but not yet invoiced InterMune for, approximately [ * ] hours of technical support expended in [ * ], which will be deemed deducted from such [ * ] hours of technical support described above. In its sole discretion, Amgen may provide additional support beyond the hour limits stated above upon InterMune’s reasonable request.  InterMune and Amgen will each endeavor to manage blocks of time for coordinating technical transfer discussions, issues and manufacturing site interactions with Amgen and [ * ] so as to minimize [ * ], in accordance with the preliminary transfer plan attached as Exhibit 4 hereto.  During the first [ * ] months and [ * ] days from the Amendment Effective Date, the Parties will hold [ * ] meetings with the appropriate technical personnel from InterMune and Amgen, and at InterMune’s request, [ * ], no less than [ * ] as described in more detail in the Communications Plan attached hereto as Exhibit 8.  Where practicable, such meeting will be held at [ * ].  Amgen’s technical support obligations under Sections 6(a), (b) and (c) above with respect to transfer of the Manufacturing Process will not extend beyond [ * ]

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

months from the execution of the CDA (the “Initial Support Term”), subject to subsection (i) below, and provided that Amgen’s obligation to provide up to [ * ] hours of regulatory support will continue until such time as [ * ] receives FDA approval to manufacture bulk and finished Infergen for commercial supply.

Amgen will [ * ], and InterMune will [ * ] Amgen under this Section 6 in accordance with the Additional Work provision in Exhibit F of the Agreement as well as [ * ] Amgen’s      [ * ] including, without limitation, [ * ].  All such [ * ] will be [ * ] in accordance with Amgen’s then-current [ * ] policy.

Solely in the event that, prior to InterMune providing a notice to Amgen pursuant to Section 14(b) below and prior to InterMune obtaining regulatory approval for the production of any Licensed Product at [ * ], the Manufacturing Process transfer is [ * ] by Process-Related Technical Issues that [ * ] Amgen will:

(i)                                     use such efforts as [ * ] (if any) to render the Manufacturing Process transferable, which will be at its own expense once the above-mentioned [ * ] hours of technical support have been utilized; and

(ii)                                  notwithstanding Section 14(a), continue to manufacture and supply Infergen on behalf of InterMune as specified in the Agreement prior to this Amendment.

Issues related to changes to the Manufacturing Process by InterMune or [ * ] after the Amendment Effective Date will be deemed not to be Process-Related Technical Issues, and will be [ * ] sole responsibility.

Each Party will designate in writing to the other Party a project leader, which individual will be a person of appropriate experience, skill and knowledge to oversee such Party’s activities under this Section 6.  If any dispute between the Parties arises relating to Amgen’s provision of support under this Section 6, then either Party may give written notice thereof to the other Party.  Within [ * ] days of receipt of such notice, the project leaders will meet and attempt in good faith to resolve such disputed issue.  If such project leaders are unable to resolve any such issue within [ * ] days after receipt of such notice, then such issue will be dealt with as set forth in Section 14.1 of the Agreement.

7.                                       (a)                                  InterMune will obtain a covenant from [ * ] (and any other Contract Manufacturer [ * ]) that provides that such Contract Manufacturer will:

(i)                                     during the term of the applicable Manufacturing Sublicense, work exclusively with InterMune and/or its Affiliates, assignees and/or Sublicensees on the development and contract manufacturing of Licensed Product and will not, on its own behalf and/or on behalf of a Third Party, enter into any agreement, render services or otherwise supply any Licensed Product to any Third Party other than InterMune and its Affiliates, assignees and/or sublicensees whereby such agreement, service or supply would conflict with the exclusivity obligations of such Contract Manufacturer set forth hereinabove; and

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)                                  during the term of the [ * ]: (x) maintain in confidence all Amgen Manufacturing Technology to the same extent such Contract Manufacturer maintains its own proprietary industrial information of similar kind and value (but at a minimum such Contract Manufacturer will use commercially reasonable efforts to maintain such Amgen Manufacturing Technology in confidence); and (y) keep confidential and will not publish or otherwise disclose and will not use for any purpose other than such development and contract manufacturing for/to InterMune and its affiliates and sublicensees Amgen Manufacturing Technology, provided, however, that: (A) such Contract Manufacturer will not be restricted by the provisions of this sentence with respect to Amgen Manufacturing Technology that: (1) is publicly disclosed by [ * ] Amgen, either before or after it becomes known to such Contract Manufacturer; (2) was known to such Contract Manufacturer, without obligation to keep it confidential, prior to when it was received from InterMune or Amgen, as demonstrated by competent written proof; (3) is subsequently disclosed to such Contract Manufacturer by a Third Party lawfully in possession thereof without obligation to keep it confidential; (4) has been publicly disclosed other than by [ * ] Amgen and without breach of an obligation of confidentiality with respect thereto; or (5) has been independently developed by such Contract Manufacturer without the aid, application or use of Amgen Manufacturing Technology, as demonstrated by competent written proof; provided, however that this clause (5) shall not be interpreted to implicate to any extent InterMune Manufacturing Improvements and (B) such Contract Manufacturer may disclose Amgen Manufacturing Technology to the extent and to the persons and entities as required by an applicable law, rule, regulation, legal process, court order or the rules of the National Association of Securities Dealers or of the FDA or its Canadian equivalents or any successor thereto.

InterMune’s obligations under this subsection (a) will expire simultaneously with Amgen’s obligation to [ * ] that the above covenants be maintained; provided that no such expiration will relieve InterMune of its confidentiality obligations under the Agreement.

(b)                                 Prior to Amgen commencing the delivery of any Amgen Materials or Amgen Manufacturing Technology to or on behalf of InterMune under this Amendment, and for so long as subsection (a) remains in effect, InterMune will provide to Amgen [ * ] of [ * ] necessary to demonstrate compliance with all of the obligations of this Section 7 for [ * ] governing any [ * ] which agreement(s) will contain provisions required under subsection (a) above.  All of the licenses granted by Amgen and obligations of Amgen under this Amendment are expressly conditioned upon InterMune obtaining the provisions described in subsection (a) above of this Amendment and [ * ] to enforce such provisions during the Term.

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)                                  If [ * ] to [ * ] by the obligations set forth in Sections 7(a), 7(c) and 9 of this Amendment, and InterMune is [ * ] a suitable [ * ] then InterMune will give Amgen written notice thereof.  In such event, InterMune will reimburse Amgen for all of its costs incurred in performing its obligations under this Amendment, and InterMune may thereafter terminate this Amendment upon providing written notice of such termination to Amgen.

8.                                       Amgen retains all rights, title and interest in and to the Amgen Technology and Amgen Manufacturing Technology and will have the right to use the Manufacturing Process and/or transfer the Manufacturing Process (and/or the right to access and reference the Infergen BLA as it exists as of the Amendment Effective Date) to one or more Third Parties solely to enable such Third Parties to manufacture products that are not Licensed Products for any reason and to manufacture products comprising Licensed Products for the sole purpose of commercializing such product(s) outside the Territory.

9.                                       InterMune hereby covenants that it and its Affiliates, assignees and sublicensees (collectively, “InterMune Covenantors”) will not sue any Amgen Covenantor, for infringement of any Patent owned or Controlled by any InterMune Covenantor, or under which any InterMune Covenantor has the right to sue infringers, in each case claiming any InterMune Manufacturing Improvements, with respect to any product containing [ * ] by any Amgen Covenantor thereof for use and/or sale outside the Territory during the Term.  InterMune will automatically be deemed to have extended the foregoing covenant to any licensee of any Amgen Covenantor [ * ] any product containing [ * ], which licensee has provided to InterMune, in writing, a covenant identical to that set forth in Section 11, for so long as such licensee’s covenant remains in effect.

10.                                 Amgen will have a complete and unrestricted right to reference the Infergen BLA held by InterMune, its Affiliates, assignees and/or sublicensees, including all updates and supplements thereto, for the sole purpose of manufacturing Infergen for InterMune, its Affiliates, assignees and/or sublicensees until the expiration or termination of all of Amgen’s obligations to manufacture Infergen for InterMune and/or its Affiliates, assigns and/or sublicensees, but thereafter Amgen will have no right of reference to any updates or supplements to the Infergen BLA filed by InterMune or its Affiliates or sublicensees after the Amendment Effective Date.

(a)                                  Upon termination of the Agreement (except InterMune’s termination for Amgen’s material breach), InterMune will be deemed to have hereby granted to Amgen a    [ * ] non-exclusive license, with the right to grant sublicenses, under the InterMune Manufacturing Improvements (including, without limitation, InterMune Manufacturing Improvements conceived, created or discovered by [ * ] (or any other Contract Manufacturer)), solely to the extent necessary to update the Manufacturing Process and to use for any filings with Regulatory Authorities relating to the Manufacturing Process and for the operation of the Manufacturing Process as improved.

(b)                                 Nothing in subsection (a) above will require InterMune to provide Amgen with access to: (i) [ * ] developed by or for InterMune or its Affiliates or sublicensees,

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or (ii) any confidential or proprietary information of any Third Party.  Notwithstanding the foregoing, in the event of a Third Party claim against Amgen arising from InterMune’s use of the Manufacturing Process (as improved by any InterMune Manufacturing Improvements), InterMune will provide Amgen, at Amgen’s expense, access to the InterMune Manufacturing Improvements (including but not limited to any [ * ] developed by or for InterMune or its Affiliates or sublicensees) solely in order for Amgen to defend against such Third Party claim.

Nothing in this Section 10 is intended to prevent the Parties from entering into one or more separate agreements or arrangements to provide Amgen access to any InterMune Manufacturing Improvements on such terms as the Parties may agree in their respective sole and absolute discretion.

11.                                 All Amgen Manufacturing Improvements will be owned solely and exclusively by Amgen.  Subject to Section 4 above, InterMune will have no right or license to any Amgen Manufacturing Improvement.  Notwithstanding the foregoing, Amgen hereby covenants that no Amgen Covenantor will sue any InterMune Covenantor for infringement of any Patent owned or Controlled by any Amgen Covenantor, or under which any Amgen Covenantor has the right to sue infringers, in each case claiming any Amgen Manufacturing Improvements, with respect to any Licensed Product manufactured by any InterMune Covenantor thereof for use and/or sale within the Territory during the period of InterMune’s licenses set forth in Section 3 hereof.

THE AMGEN MANUFACTURING IMPROVEMENTS ARE PROVIDED “AS IS,” AND AMGEN MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO ANY AMGEN MANUFACTURING IMPROVEMENTS, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF TITLE, FITNESS FOR PARTICULAR PURPOSE, MARKETABILITY OR NON-INFRINGEMENT OF ANY THIRD PARTY PROPRIETARY RIGHT.  NO AMGEN COVENANTOR WILL HAVE ANY LIABILITY TO ANY INTERMUNE COVENANTOR RELATING TO SUCH INTERMUNE COVENANTOR’S USE OF ANY AMGEN MANUFACTURING IMPROVEMENT.

12.                                 InterMune will have no right of reference to any updates or supplements to any BLA for a product comprising [ * ] filed by Amgen or its Affiliates, licensees or sublicensees after the successful completion of the transfer of the Manufacturing Process to [ * ] (or another Contract Manufacturer, as the case may be) as contemplated in this Amendment.

(a)                                  Upon termination of the Agreement (except Amgen’s termination for InterMune’s material breach), Amgen will be deemed to have hereby granted to InterMune a    [ * ], non-exclusive license, with the right to grant sublicenses, under the Amgen Manufacturing Improvements, solely to the extent necessary to update the Manufacturing Process and to use for any filings with Regulatory Authorities relating to the Manufacturing Process and for the operation of the Manufacturing Process as improved.

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 Nothing in subsection (a) above will require Amgen to provide InterMune with access: to (i) any [ * ] developed by or for Amgen or its Affiliates or sublicensees, or (ii) any confidential or proprietary information of any Third Party.  Notwithstanding the foregoing, in the event of a Third Party claim against InterMune arising from Amgen’s use of the Manufacturing Process (as improved by any Amgen Manufacturing Improvements), Amgen will provide InterMune, at InterMune’s expense, access to the Amgen Manufacturing Improvements (including but not limited to any [ * ] developed by or for Amgen or its Affiliates or sublicensees) solely in order for InterMune to defend against such Third Party claim.

Nothing in this Section 12 is intended to prevent the Parties from entering into one or more separate agreements or arrangements to provide InterMune access to any Amgen Manufacturing Improvements on such terms as the Parties may agree in their respective sole and absolute discretion.

13.                                 InterMune will be [ * ] for [ * ] associated with all work Amgen performs pursuant to Sections 6 and 14 of this Amendment in accordance with the “Additional Work” provisions of Exhibit F of the Agreement.  Amgen will [ * ] InterMune no more frequently than [ * ] for all such work.  InterMune will [ * ] within [ * ] days of receipt.

14.                                 (a)                                 In accordance with InterMune’s expected Regulatory Approval by [ * ] and subject to Amgen’s obligations under Sections 5 and 6 of this Amendment, Amgen’s commitment to manufacture Infergen pursuant to Exhibit F of the Agreement will be changed to the schedule provided below, unless InterMune notifies Amgen in writing pursuant to Exhibit F, Rolling Forecast section of the Agreement:

(i)                                    [ * ]

(ii)                                 [ * ]

Amgen will provide InterMune with its production schedules and inventory reports for Infergen at least [ * ] for so long as Amgen manufactures Infergen for InterMune.

(b)                               If, prior to the dates set forth in subsection (a) above, the Rolling Forecast provides for no Infergen to be manufactured, InterMune reserves the right to provide written notice to Amgen that Amgen will no longer be required to produce [ * ] Infergen following a specified date (an “End Date”).  In any event, InterMune shall also have the right to provide [ * ] month written notice to Amgen that Amgen will no longer be required to produce [ * ] Infergen following a specified date (also, an “End Date”).  Upon the earlier of Amgen’s receipt of either type of written notice described in this Section 14(b) or InterMune’s receipt of Regulatory Approval for [ * ] or other Contract Manufacturer to manufacture Infergen for commercial use in the Territory, Amgen shall automatically and irrevocably be released of all obligations to manufacture, supply and/or provide

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

assistance relating thereto following an applicable End Date or the date of InterMune’s receipt of Regulatory Approval; provided, however:

(i)                                     at InterMune’s written request, Amgen shall complete any then-current work-in-progress and InterMune shall promptly take all necessary actions, with Amgen’s reasonable cooperation, to remove Amgen’s name from the Infergen BLA; and

(ii)                                  unless otherwise requested in writing by InterMune, Amgen will remain responsible for continuing to perform all on-going regulatory obligations required of pharmaceutical manufacturers by the FDA for all Infergen manufactured by Amgen for InterMune, including without limitation stability testing.  Such work will be [ * ] in accordance with the “Additional Work” provisions of Exhibit F of the Agreement.

Nothing in this subsection (b) is intended to release Amgen from its obligations under Section 4.7 of the Agreement or under Sections 5(e), 6, 11, 12 and 13 of the [ * ].

(c)                                The work described in subsections (b)(i) and (ii) above will be [ * ] in accordance with the “Additional Work” provisions of Exhibit F of the Agreement.

(d)                               Notwithstanding InterMune obtaining Regulatory Approval for [ * ] or other Contract Manufacturer to manufacture Infergen, InterMune shall remain obligated to purchase remaining [ * ] Infergen manufactured, or in the process of being manufactured, by Amgen, based on the Rolling Forecast. Concurrently with Amgen’s final invoice for such Infergen, Amgen shall deliver to InterMune an invoice for a [ * ] (or [ * ] as applicable) representing the [ * ] between the [ * ] for [ * ] Infergen and [ * ] Infergen charged to InterMune based on the then-established [ * ] for the last applicable fiscal year (based on Amgen’s fiscal year), or portion thereof and Amgen’s actual [ * ] for manufacturing Infergen for the same period.  Such [ * ] (or [ * ] as applicable) will not include the [ * ] for any work for which Amgen [ * ] InterMune under the “Additional Work” provisions of Exhibit F of the Agreement.

15.                                 The forecast for [ * ] Infergen and [ * ] for the next [ * ] quarters attached hereto as Exhibit 6 (the “New Forecast”) will have the effect of replacing the previous Rolling Forecast provided by InterMune under the Agreement for each quarter so forecasted.

16.                                 Each Party hereby confirms to the other Party that the indemnity and insurance obligations set forth in Sections 10.2 and 10.3 of the Agreement remain in full force and effect and will apply to all of the responsibilities under the Agreement, including the manufacture, distribution, marketing and sale of Licensed Products.  InterMune further agrees that beginning on the date InterMune (or its Affiliates, assignees, sublicensees, subcontractors, co-promoters/co-marketers and distributors) first offers for sale a Licensed Product not manufactured by Amgen, InterMune will maintain product liability insurance with reasonable deductibles and aggregate coverage limits for the Licensed

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Products no lower than [ * ] U.S. dollars [ * ] which limits are not intended to be construed as (x) a limit to the obligations set forth in Section 10.3 of the Agreement, (y) a measure of adequate insurance to cover InterMune’s obligations under the Agreement, nor (z) a limit to the InterMune’s liability with respect to indemnification obligations under the Agreement.

17.                                 Amgen hereby represents and warrants that Amgen has sufficient rights in and to the Amgen Manufacturing Technology and the Amgen Technology to grant the rights set forth in this Amendment.

Except as expressly stated herein, all terms and conditions of the Agreement will remain in full force and effect.

If you are in agreement with the terms of this Amendment, please have an authorized representative of your company sign the two (2) enclosed originals, and return them to the attention of [ * ] at InterMune.  We will return one fully executed original for your records.

Sincerely,

/s/ Daniel Welch
Daniel G. Welch
President and CEO
InterMune, Inc.

Accepted and Agreed:

Amgen Inc.

By:	/s/ T.D. Zindrick

Name:	Thomas D. Zindrick

Title:	Vice President, Law

Date:	1/13/2005

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 1

Amgen Manufacturing Patents

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 1

AMGEN CONSENSUS INTERFERON PATENTS/APPLICATIONS

[ * ]

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 2

Amgen Materials

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 2

Amgen Materials

[ * ]

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 3

[ * ]

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ]

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 4

Preliminary Transfer Plan

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ]

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 5

Documentation

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 5

Documentation

[ * ]

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 6

Forecast

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ]

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 7

Form of CDA

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL DISCLOSURE AGREEMENT

[ * ]

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 8

Communications Plan

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COMMUNICATION PLAN

[ * ]

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.